Exhibit 99.1

Certain Financial Information

In January 2022, Inotiv, Inc. (the “Company”) conducted a confidentially marketed syndication of secured debt to its existing lenders. As part of the marketing effort, the Company disclosed to the lenders certain financial information regarding the Company and certain of its recent acquisition targets that has not been previously disclosed. That information included historical revenues and Adjusted EBITDA information for the Company and for the acquisition targets for the 12-month period ended September 30, 2021 (the “LTM Period”). The acquisition targets included Envigo RMS Holding Corp. (“Envigo”), Plato BioPharma, LLC (“Plato”), Robinson Services, Inc. (“RSI”), Integrated Laboratory Services, Inc. (“ILS”) and Orient BioResource Center, Inc. (“Orient”) Pro forma financial information giving effect to the acquisition of Envigo and the associated financing was included as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2021 (the “Envigo Pro Forma Information”). The Adjusted EBITDA information provided to the lenders is set forth in the slide attached hereto. In addition, in order to enable investors and shareholders to better evaluate the information provided to the lenders, the Company is providing the following GAAP information for the LTM Period for each of the entities included in the pro forma calculation (amounts in thousands).

	Twelve Months Ended September 30, 2021
Entity	Net Revenue	Net Income
Inotiv	$89,605	$10,895
Envigo	291,700	12,670
Plato	6,596	1,234
RSI	2,469	1,265
ILS	20,425	3,072
Orient	27,085	5,961
Total	$452,387	$35,097

As noted in the Envigo Pro Forma Information, after giving effect to the acquisitions of Bolder BioPATH, Inc. and HistoTox Laboratories, Inc., which occurred in April and May 2021, the Company’s pro forma net revenue for the LTM Period was $104,112 thousand and its pro forma income from continuing operations for the LTM Period was $13,608 thousand.

Non-GAAP to GAAP Reconciliation

This information contains financial measures that are not calculated in accordance with generally accepted accounting principles in the United States (GAAP), including Adjusted EBITDA for the twelve months ended September 30, 2021. Adjusted EBITDA as reported herein refers to a financial performance measure that excludes from net income (loss) income statement line items interest expense and income taxes (benefit) expense, as well as non-cash charges for depreciation and amortization, stock-based compensation expense, PPP loan forgiveness, gain on fair value remeasurement of convertible notes, gain on forgiveness of debt, gains on sale of animal colony, non-recurring acquisition and integration costs, and other items reflected in the Non-GAAP to GAAP reconciliations listed in the table below.

The Company believes that these non-GAAP measures provide useful information to investors. Among other things, they may help investors evaluate the Company’s ongoing operations. They can assist in making meaningful period-over-period comparisons and in identifying operating trends that would otherwise be masked or distorted by the items subject to the adjustments. Management uses these non-GAAP measures internally to evaluate the performance of the business, including to allocate resources. Investors should consider these non-GAAP measures as supplemental and in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

Management has chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of our results and to illustrate our results giving effect to the non-GAAP adjustments shown in the reconciliation. Management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.

Inotiv Net Income		10,895
Interest expense, net		1,683
Income tax expense		(4,776)
Depreciation & Amortization		6,268
Inotiv EBITDA		14,070

Envigo Net Income		12,670
Interest expense, net		8,424
Income Tax Expense (Benefit)		17,127
Depreciation & Amortization		10,325
Envigo EBITDA		48,546

Inotiv + Envigo Adjustments
PPP Loan Forgiveness Inotiv		(4,851)
Gain on Fair Value Remeasurement of Convertible Notes		(8,362)
Gain on Sale of Animal Colony		(12,386)
Israel RMS Removal		(2,040)
Envigo Other Income		(736)
PPP Loan Forgiveness Envigo		(11,516)
Normalization Adjustments		(39,891)

Inotiv + Envigo Normalized EBITDA		22,725

Impairment of PP&E, goodwill and intangibles		300
Inotiv Stock-based compensation	1,787
Envigo Stock-based compensation	574
Stock-based compensation		2,361
Inotiv Acquisition & Integration Expenses	5,377
Envigo Transaction Expenses	3,656
Transaction Expenses		9,033
Start-up costs for new service offerings		1,478
Envigo Integration costs	174
Envigo Restructuring Expenses	2,562
Restructuring and integration expenses		2,736
Envigo Sponsor Management Fees	2,256
Envigo Other Adjustments	954
Other non-recurring		3,210
Envigo Inventory step-up amortization	114
Envigo normalized bad debt	(142)
Inotiv UK Lease Liability / other	(179)
Other non-cash expenses		(207)
ERP System Upgrade		1,329
Remediation Expenses		3,787
HistoTox (Apr-21)	2,086
Boulder BioPath (Apr-21)	3,093
Pre-acquisition EBITDA		5,180
Acquisition Synergies		1,500
Adjusted EBITDA, pro forma acquisitions closed through 9/30/21 + Envigo		53,432

Plato Net Income		1,234
Interest Expense		12
Tax		101
Depreciation		17
Amortization		1
PPP Loan Forgiveness		(460)
Plato Adjusted EBITDA		905

RSI Net Income		1,265

ILS Net Income		3,072
Interest expense, net		31
Depreciation & Amortization		554
ILS EBITDA		3,657

Orient Net Income		5,961
Depreciation & Amortization		343
PPP Loan Forgiveness		(650)
Legal fees for DOJ investigation		640
Net loss on disposition of fixed assets		117
Orient Adjusted EBITDA		6,412

Pro Forma Credit Agreement Adjusted EBITDA		65,671

Inotiv Net Income		10,895
Interest expense, net		1,683
Income tax expense		(4,776)
Depreciation & Amortization		6,268
PPP Loan Forgiveness		(4,851)
Stock-Based Compensation		1,787
UK Lease Liability / Other		(179)
Acquisition & Integration Costs		5,377
Start-up costs for new service offerings		1,478
Gain on fair value remeasurement of convertible notes		(8,362)
HistoTox (Apr-21)		2,086
Boulder BioPath (Apr-21)		3,093
Inotiv Pro Forma Adjusted EBITDA		14,500

Envigo Net Income		12,670
Interest expense, net		8,424
Income Tax Expense (Benefit)		17,127
Depreciation & Amortization		10,325
Loss on Disposition of Assets		764
Impairment of Property, Plant and Equipment, Goodwill and Intangible Assets		300
Gain on Sale of Animal Colony		(12,386)
Gain on Extinguishment of Debt		(633)
PPP Loan Forgiveness		(11,516)
Transaction Expenses		3,656
Foreign Exchange Losses (Gains)		417
Non-cash Stock Compensation Expense		574
Pension Expense		259
Sponsor Management Fees and Expenses		2,256
Inventory Step-up Amortization		114
Integration Expenses		174
COVID-19 Expenses		362
Restructuring Expenses		2,084
ERP System Upgrade		1,329
Remediation Expenses		3,787
Haslett/Boyertown Estimated Savings from Restructuring		397
Bresso Restructuring		81
Consolidated VIE Removal		600
Israel RMS Removal		(2,040)
Other Income		(736)
Normalized Bad Debt		(142)
Board of Directors		500
Unrecorded Audit Adjustments		(1,315)
Envigo Pro Forma Adjusted EBITDA		37,432

Plato Net Income		1,234
Interest Expense		12
Tax		101
Depreciation		17
Amortization		1
PPP Loan Forgiveness		(460)
RSI Net Income		1,265
ILS Net Income		3,072
Interest expense, net		31
Depreciation & Amortization		554
Orient Net Income		5,961
Depreciation & Amortization		343
PPP Loan Forgiveness		(650)
Legal fees for DOJ investigation		640
Net loss on disposition of fixed assets		117
Plato, RSI, ILS, Orient Acquisitions		12,239

Acquisition Synergies		1,500

Total Pro Forma Credit Agreement Adjusted EBITDA		65,671

Pro Forma Credit Agreement Adjusted EBITDA Pro Forma Revenue & Pro Forma Credit Agreement Adj. EBITDA (FYE 9/30; $ in millions) $452.4 $56.6 $65.7 $291.7 $1.5 $12.2 $37.4 $104.1 $14.5 2021 PF Revenue 2021 PF CA Adj. EBITDA Inotiv Envigo Plato + RSI + ILS + Orient Acquisition Synergies Note: Envigo financials recalendarized for FYE 9/30. FYE 9/30 2021 Inotiv EBITDA $ 14.1 Envigo EBITDA 48.5 Normalization Adjustments(1) (39.9) Inotiv + Envigo Normalized EBITDA $ 22.7 Impairment of PP&E, goodwill and intangibles 0.3 Stock-based compensation 2.4 Transaction Expenses 9.0 New product start-up costs 1.5 Restructuring and integration expenses 2.7 Other non-recurring 3.2 Other non-cash expenses (0.2) ERP System Upgrade 1.3 Remediation Expenses 3.8 Pre-acquisition EBITDA(2) 5.2 Acquistion Synergies(3) 1.5 Adjusted EBITDA, pro forma acquisitions closed through 9/30/21 + Envigo $ 53.4 Plato Adj. EBITDA 0.9 RSI Net Income(4) 1.3 ILS Adj. EBITDA 3.7 Orient Adj. EBITDA 6.4 Pro Forma Credit Agreement Adj. EBITDA $ 65.7 FYE 9/30 2021 Inotiv PF Adj. EBITDA $ 14.5 Envigo PF Adj. EBITDA 37.4 Plato, RSI, ILS, Orient Acquisitions 12.2 Acquisition Synergies(3) 1.5 Total Pro Forma Credit Agreement Adj. EBITDA $ 65.7 1) Normalization adjustments include non-operational and / or non-cash adjustments including PPP loan forgiveness, gain on fair value remeasurement of convertible notes, gain on sale of animal colony, gain on purchase of assets of In Vivo, Israel RMS removal, and Envigo other income. 22 2) Pre-acquisition EBITDA related to Histotox and Bolder BioPATH acquisitions. Does not include pre-acquisition EBITDA related to BioReliance or Gateway. 3) Includes $1.5 million of acquisition related synergies. 4) RSI Net Income for the nine-month period ended 9/30/21.